Exhibit 10.34

LICENSE AGREEMENT AMENDMENT

This is an Agreement, effective as of the 10th day of August, 1995 (the “Effective Date”), between Matrigen, Inc., a corporation incorporated in the State of Delaware, with its principal place of business in the State of Michigan located at 425 North Main Street, Ann Arbor, MI 48104-4833 (“MATRIGEN”) , and the Regents of the University of Michigan, a constitutional corporation of the State of Michigan (“MICHIGAN”), amending the License Agreement completed by these parties entitled “LICENSE AGREEMENT / MICHIGAN FILE NOS. 800, 800p1, 926, 926p1, 926p2, 926p3, 938, 1019 and 1116 TECHNOLOGY,” and effective as of July 13, 1995 (the “License Agreement”). MATRIGEN and MICHIGAN agree as follows:

Article XXIX, “Provisional Effective Period,” is hereby deleted from the License Agreement in its entirety.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

FOR MATRIGEN, INC.		FOR THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By	/s/ Steven Goldstein	By	/s/ Robert L. Robb
	(authorized representative)		(authorized representative)
Typed Name	Steven Goldstein	Typed Name	Robert L. Robb
Title	President	Title	Director, Technology Management Officer
Date	9-8-95	Date	9-8-95

LICENSE AMENDMENT-MATRIGEN-9/6/95

1